SECURITY AGREEMENT

      THIS SECURITY AGREEMENT ("Agreement") is made and entered into as of the 1st day of September, 2005, by and between Gran Tierra Energy Inc., an Alberta corporation (the "Borrower"), Gran Tierra Energy Argentina S.A. ("GTA"), an Argentine corporation and a wholly-owned subsidiary of Borrower, and Goldstrike Inc. ("Lender"), a Nevada corporation.

                                    RECITALS:

      The Borrower has issued and delivered or will issue and deliver to the Lender a Secured Bridge Promissory Note in the principal amount of the Commitment, as hereinafter defined, dated as of the date of this Agreement (the "Note"). Pursuant to the Note, the Borrower has agreed to grant a security interest in and to the Collateral (as defined in this Agreement) on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, for and in consideration of the Debt (as defined in this Agreement), and of the premises and intending to be legally bound, the parties covenant and agree as follows:

      1. Definitions. In addition to the words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, unless the context otherwise clearly requires:

      "Accounts" shall have the meaning given to that term in the Code and shall include without limitation all rights of the Borrower or GTA, whenever acquired, to payment for goods sold or leased or for services rendered, whether or not earned by performance.

      "As-extracted Collateral" shall have the meaning given to that term under the Code.

      "Borrower Control Shares" shall have the meaning given to that term in the Bridge Loan Agreement.

      "Bridge Loan Agreement" shall mean the Bridge Loan and Control Share Pledge and Security Agreement by and between the Borrower and the Lender dated as of even date herewith.

      "Chattel Paper" shall have the meaning given to that term in the Code and shall include without limitation all writings owned by the Borrower or, whenever acquired, which evidence both a monetary obligation and a security interest in or a lease of specific goods.

      "Code" shall mean the Uniform Commercial Code as in effect on the date of this Agreement and as amended from time to time, of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time.

      "Collateral" shall mean all tangible and intangible assets of Borrower or GTA, including, without limitation, collectively the Accounts, As-extracted Collateral, Chattel Paper, Deposit Accounts, Documents, Equipment, Fixtures, all oil and gas in and extracted from the area covered by the Argentine Acquisition (as such term is defined in the Bridge Loan Agreement), Borrower Control Shares, Subsidiary Securities, General Intangibles, Instruments, Intellectual Property, Inventory, Investment Property and Proceeds of each of them, as well as the meaning ascribed to that term in Section 2.

      "Commitment" shall have the meaning given to that term in the Bridge Loan Agreement.

      "Cure Period" shall mean the period of seventy-five (75) days following written notice by Lender to Borrower of an Event of Default; provided, however, that there shall be no Cure Period for an Event of Default under Sections 6(e) or 6(f) of the Bridge Loan Agreement.

      "Debt" shall mean (i) all indebtedness, both principal and interest, of the Borrower to the Lender now or after the date of this Agreement evidenced by the Note, (ii) all other debts, liabilities, duties and obligations of the Borrower to the Lender arising after the date of this Agreement contracted or incurred, whether arising under or in connection with the Loan Documents or arising under or in connection with any other agreement, instrument, or undertaking made by or for the benefit of the Borrower to or for the benefit of the Lender, (iii) all costs and expenses incurred by the Lender in the collection of any of the indebtedness described in this paragraph or in connection with the enforcement of any of the duties and obligations of the Borrower to the Lender described in this paragraph, including reasonable attorneys' and paralegals' fees and expenses, and (iv) all future advances made by the Lender for the maintenance, protection, preservation or enforcement of, or realization upon, the Collateral or any portion of the Collateral, including advances for storage, transportation charges, taxes, insurance, repairs and the like.

      "Deposit Accounts" shall have the meaning given to that term in the Code and shall include a demand, time, savings, passbook or similar account maintained with a bank, savings bank, savings and loan association, credit union, trust company or other organization that is engaged in the business of banking.

      "Documents" shall have the meaning given to that term in the Code and shall include without limitation all warehouse receipts (as defined by the Code) and other documents of title (as defined by the Code) owned by the Borrower or GTA, whenever acquired.

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

      "Equipment" shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrower or GTA, whenever acquired and wherever located, used or brought for use primarily in the business or for the benefit of the Borrower or GTA and not included in Inventory of the Borrower or GTA, together with all attachments, accessories and parts used or intended to be used with any of those goods or Fixtures, whether now or in the future installed therein or thereon or affixed thereto, as well as all substitutes and replacements thereof in whole or in part.

      "Escrow Agent" shall mean Gottbetter & Partners, LLP.

      "Escrow Agreement" shall mean the Pledge and Escrow Agreement among the Borrower, the Lender and the Escrow Agent with respect to the Pledged Shares and the Borrower Control Shares.

      "Event of Default" shall mean (i) any of the Events of Default described in the Note or the Loan Documents, or (ii) any default by the Borrower or GTA in the performance of its obligations under this Agreement.

      "Fixtures" shall have the meaning given to that term in the Code, and shall include without limitation leasehold improvements.

      "General Intangibles" shall have the meaning given to that term in the Code and shall include, without limitation, all leases under which the Borrower or GTA now or in the future leases and or obtains a right to occupy or use real or personal property, or both, all of the other contract rights of the Borrower or GTA, whenever acquired, and customer lists, choses in action, claims (including claims for indemnification), books, records, patents, copyrights, trademarks, blueprints, drawings, designs and plans, trade secrets, methods, processes, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records and data, and oil, gas, or other minerals before extraction now owned or acquired after the date of this Agreement by the Borrower or GTA.

      "Instruments" shall have the meaning given to that term in the Code and shall include, without limitation, all negotiable instruments (as defined in the Code), all certificated securities (as defined in the Code) and all other writings which evidence a right to the payment of money now or after the date of this Agreement owned by the Borrower or GTA.

      "Inventory" shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrower, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process and materials owned by the Borrower and used or consumed in the Borrower's business, whenever acquired and wherever located.

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

      "Investment Property," "Securities Intermediary" and "Commodities Intermediary" each shall have the meaning set forth in the Code.

      "Know-How" means all documented and undocumented research, ideas, data, theories, conclusions, reports, drawings, designs, blueprints, schematics, exhibits, models, prototypes, source code, object code, flow charts, manuals, processes, specifications, formulae, product configurations, notes, inventions (whether or not patentable and whether or not reduced to practice) and any other information of any kind developed, in development or maintained by the Borrower or GTA or any of their respective employees, agents or representatives relating to any goods or services sold or licensed or offered for sale or license by the Borrower or GTA or goods or services which the Borrower or GTA has a present intention to sell or license.

      "Loan Documents" shall mean collectively, this Agreement, the Note, the Bridge Loan Agreement, the Escrow Agreement and all other agreements, documents and instruments executed and delivered in connection therewith, as each may be amended, supplemented or modified from time to time.

      "Permitted Liens" shall mean all (i) all existing liens on the assets of the Borrower or GTA which have been disclosed to the Lender by the Borrower in the Bridge Loan Agreement, and (ii) all purchase money security interests hereinafter incurred by the Borrower or GTA in the ordinary course of business to the extent permitted by the Bridge Loan Agreement.

      "Pledged Shares" shall mean the Borrower Control Shares and the Subsidiary Securities.

      "Proceeds" shall have the meaning given to that term in the Code and shall include without limitation whatever is received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether cash or non-cash, and includes without limitation proceeds of insurance payable by reason of loss of or damage to Collateral.

      "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Borrower has, directly or indirectly, an equity interest representing 50% or more of the capital stock thereof or other equity interests therein.

      "Subsidiary Securities" means any Instruments representing or evidencing an equity interest in a Subsidiary.

      "Trade Secret Rights" means all documentation, Know-How and other materials owned by the Borrower or GTA that is considered to be proprietary to the Borrower or GTA, is maintained on a confidential or secret basis, and is generally not known to other persons or entities who are not subject to confidentiality restrictions.

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

      2. Security Interest. As security for the full and timely payment of the Debt in accordance with the terms of the Debt and the performance of the obligations of the Borrower under the Note and this Agreement, the Borrower and GTA agree that the Lender shall have, and the Borrower and GTA grant and convey to and create in favor of the Lender, a security interest under the Code in and to such of the Collateral as is now owned or acquired after the date of this Agreement by the Borrower or GTA. The security interest granted to the Lender in this Agreement shall be a first priority security interest, prior and superior to the rights of all third parties existing on or arising after the date of this Agreement, subject to the Permitted Liens. Certain of the Collateral is described on Exhibit A hereto, which Collateral is included in the Collateral.

      3. Provisions Applicable to the Collateral. The parties agree that the following provisions shall be applicable to the Collateral:

      (a) The Borrower covenants and agrees that at all times during the term of this Agreement it shall keep accurate and complete books and records concerning the Collateral that is now owned or acquired after the date of this Agreement by the Borrower or GTA.

      (b) The Lender or its representatives shall have the right, upon reasonable prior written notice to the Borrower and GTA and during the regular business hours of the Borrower and GTA, to examine and inspect the Collateral and to review the books and records of the Borrower and GTA concerning the Collateral that is now owned or acquired after the date of this Agreement by the Borrower and to copy the same and make excerpts therefrom; provided, however, that from and after the occurrence of an Event of Default, the rights of inspection and entry shall be subject to the requirements of the Code.

      t 6 0 (c) The Borrower and GTA shall at all times during the term of this Agreement keep the Equipment, Inventory and Fixtures that are now owned or acquired after the date of this Agreement by the Borrower and GTA at its various locations or, upon written notice to the Lender, at such other locations for which the Lender has filed financing statements, and at no other location without 20 days' prior written notice to the Lender, except that the Borrower shall have the right until one or more Events of Default shall occur to sell or otherwise dispose of Inventory and other Collateral in the ordinary course of business.

      (d) The Borrower shall not move the location of its principal executive offices without prior written notification to the Lender.

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

      (e) Without the prior written consent of the Lender, the Borrower and GTA shall not sell, lease or otherwise dispose of any Equipment or Fixtures, except in the ordinary course of their business.

      (f) Promptly upon request of the Lender from time to time, the Borrower shall furnish the Lender with such information and documents regarding the Collateral and the Borrower's financial condition, business, assets or liabilities, at such times and in such form and detail as the Lender may request.

            (g) At all times during the term of this Agreement, the Borrower shall deliver to the Lender, upon its written request, without limitation,

            (i) all invoices and customer statements rendered to account debtors, documents, contracts, chattel paper, instruments and other writings pertaining to the Borrower's contracts or the performance of the Borrower's contracts,

            (ii) evidence of the Borrower's accounts and statements showing the aging, identification, reconciliation and collection thereof, and

      (iii) reports as to the Borrower's inventory and sales, shipment, damage or loss thereof, all of the foregoing to be certified by authorized officers or other employees of the Borrower, and Borrower shall take all necessary action during the term of this Agreement to perfect any and all security interests in favor of Borrower and to assign to Lender all such security interests in favor of Borrower.

      (h) Notwithstanding the security interest in the Collateral granted to and created in favor of the Lender under this Agreement, the Borrower shall have the right until one or more Events of Default shall occur, at its own cost and expense, to collect the Accounts and the Chattel Paper and to enforce its contract rights.

      (i) Upon the continuance of an Event of Default following the expiration of the applicable Cure Period, the Lender shall have the right, in its sole discretion, to give notice of the Lender's security interest to account debtors obligated to the Borrower or GTA and to take over and direct collection of the Accounts and the Chattel Paper, to notify such account debtors to make payment directly to the Lender and to enforce payment of the Accounts and the Chattel Paper and to enforce the Borrower's or GTA's contract rights. It is understood and agreed by the Borrower and GTA that the Lender shall have no liability whatsoever under this subsection (i) except for its own gross negligence or willful misconduct.

      (j) At all times during the term of this Agreement Borrower and GTA shall promptly deliver to the Lender, upon its written request, all existing leases, and all other leases entered into by Borrower or GTA from time to time, covering any Equipment or Inventory ("Leased Inventory") which is leased to third parties.


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

      (l) Neither the Borrower nor GTA shall change its name, entity status, federal taxpayer identification number, or provincial organizational or registration number, or the state under which it is organized without the prior written consent of the Lender.

      (m) Neither the Borrower nor GTA shall close any of its Deposit Accounts or open any new or additional Deposit Accounts without first giving the Lender at least fifteen (15) days prior written notice thereof.

      (n) The Borrower and GTA shall cooperate with the Lender, at Borrower's expense, in perfecting Lender's security interest in any of the Collateral, including the execution of any control agreement(s) required in order to perfect Lender's security interest in the Deposit Accounts.

      (o) Lender may file any necessary financing statements and other documents Lender deems necessary in order to perfect Lender's security interest without Borrower's signature. Borrower grants to Lender a power of attorney for the sole purpose of executing any documents on behalf of Borrower which Lender deems necessary to perfect Lender's security interest. Such power, coupled with an interest, is irrevocable.

      (p) The parties agree that the Lender shall have the right to designate and appoint a collateral agent to act for and on behalf of the Lenders with respect to the Collateral under this Agreement, provided that Borrower is notified in writing at least ten (10) days in advance of such appointment.

      4. Additional Provisions Applicable to the Pledged Shares.

      (a) Simultaneously herewith the Borrower has delivered to the Escrow Agent one or more certificates representing the Pledged Shares, together with stock powers duly executed in blank by the Borrower. The Escrow Agent shall hold such Pledged Shares pursuant to the terms of the Escrow Agreement.

      (b) The Pledged Shares shall be held by the Escrow Agent as security for the timely payment of all of the Borrower's obligations under the Note and for the Borrower's performance of all of its obligations under this Agreement, as provided herein.

      (c) The Escrow Agreement shall provide that while the Escrow Agent holds the Pledged Shares as security, the Borrower shall have the right to vote the Pledged Shares at all meetings of the Subsidiaries' stockholders to the same extent as if such Pledged Shares were held by Borrower; provided that no Event of Default has occurred and is continuing following the expiration of the Cure Period and that the Borrower is not in default in the performance of any term of this Agreement. In the event of any such a default or continuance of Event of Default following the expiration of the Cure Period, the Lender shall have the right to the extent permitted by law to vote and to give consents, ratifications and waivers and take any other action with respect to the Pledged Shares with the same force and effect as if the Lender were the absolute and sole owner of the Pledged Shares.

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

      4. Actions with Respect to Accounts. The Borrower irrevocably makes, constitutes and appoints the Lender its true and lawful attorney-in-fact with power to sign its name and to take any of the following actions after the occurrence and prior to the cure of an Event of Default, at any time without notice to the Borrower and at the Borrower's expense:

      (a) Verify the validity and amount of, or any other matter relating to, the Collateral by mail, telephone, telegraph or otherwise;

      (b) Notify all account debtors that the Accounts have been assigned to the Lender and that the Lender have a security interest in the Accounts;

      (c) Direct all account debtors to make payment of all Accounts directly to the Lender;

      (d) Take control in any reasonable manner of any cash or non-cash items of payment or proceeds of Accounts;

      (e) Receive, open and dispose of all mail addressed to the Borrower;

      (f) Take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to Accounts;

      (g) Enforce payment of and collect any Accounts, by legal proceedings or otherwise, and for such purpose the Lender may:

            (1) Demand payment of any Accounts or direct any account debtors to make payment of Accounts directly to the Lender;

            (2) Receive and collect all monies due or to become due to the Borrower or GTA pursuant to the Accounts;

            (3) Exercise all of the Borrower's or GTA's rights and remedies with respect to the collection of Accounts;

            (4) Settle, adjust, compromise, extend, renew, discharge or release Accounts in a commercially reasonable manner;

            (5) Sell or assign Accounts on such reasonable terms, for such reasonable amounts and at such reasonable times as the Lender reasonably deems advisable;

            (6) Prepare, file and sign the Borrower's or GTA's name or names on any Proof of Claim or similar documents in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

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

            (7) Prepare, file and sign the Borrower's or GTA's name or names on any notice of lien, claim of mechanic's lien, assignment or satisfaction of lien or mechanic's lien or similar document in connection with the Collateral;

            (8) Endorse the name of the Borrower or GTA upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to Accounts or goods pertaining to Accounts or upon any checks or other media of payment or evidence of a security interest that may come into the Lender, possession;

            (9) Sign the name of the Borrower or GTA to verifications of Accounts and notices of Accounts sent by account debtors to the Borrower or GTA; or

            (10) Take all other actions that the Lender reasonably deems to be necessary or desirable to protect the Borrower's or GTA's interest in the Accounts.

      (h) Negotiate and endorse any Document in favor of the Lender or its designees, covering Inventory which constitutes Collateral, and related documents for the purpose of carrying out the provisions of this Agreement and taking any action and executing in the name of Borrower or GTA any instrument which the Lender may reasonably deem necessary or advisable to accomplish the purpose hereof. Without limiting the generality of the foregoing, the Lender shall have the right and power to receive, endorse and collect checks and other orders for the payment of money made payable to the Borrower or GTA representing any payment or reimbursement made under, pursuant to or with respect to, the Collateral or any part thereof and to give full discharge to the same. The Borrower and GTA ratify and approve all acts of said attorney and agree that said attorney shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except for said attorney's own gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Debt is paid in full (at which time this power shall terminate in full) and the Borrower and GTA shall have performed all of their obligations under this Agreement. The Borrower and GTA further agree to use their reasonable efforts to assist the Lender in the collection and enforcement of the Accounts and will not hinder, delay or impede the Lender in any manner in its collection and enforcement of the Accounts.

      5. Preservation and Protection of Security Interest. Each of the Borrower and GTA represents and warrants that it has, and covenants and agrees that at all times during the term of this Agreement, it will have, good and marketable title to the Collateral from time to time owned or acquired by it free and clear of all mortgages, pledges, liens, security interests, charges or other encumbrances, except for the Permitted Liens and those junior in right of payment and enforcement to that of the Lender or in favor of the Lender, and shall defend the Collateral against the claims and demands of all persons, firms and entities whomsoever. Each of the Borrower and GTA represents and warrants that as of the date of this Agreement the Lender has, and that all times in the future the Lender will have, a first priority perfected security interest in the Collateral, prior and superior to the rights of all third parties in the Collateral existing on the date of this Agreement or arising after the date of this Agreement, subject to the Permitted Liens. Except as permitted by this

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

Agreement, each of the Borrower and GTA covenants and agrees that it shall not, without the prior written consent of the Lender (i) borrow against the Collateral or any portion of the Collateral from any other person, firm or entity, except for borrowings which are subordinate to the rights of the Lender,
(ii) grant or create or permit to attach or exist any mortgage, pledge, lien, charge or other encumbrance, or security interest on, of or in any of the Collateral or any portion of the Collateral except those in favor of the Lender or the Permitted Liens, (iii) permit any levy or attachment to be made against the Collateral or any portion of the Collateral, except those subject to the Permitted Liens, or (iv) permit any financing statements to be on file with respect to any of the Collateral, except financing statements in favor of the Lender or those with respect to the Permitted Liens. The Borrower and GTA shall faithfully preserve and protect the Lender's security interest in the Collateral and shall, at their own cost and expense, cause, or assist the Lender to cause that security interest to be perfected and continue perfected so long as the Debt or any portion of the Debt is outstanding, unpaid or executory. For purposes of the perfection of the Lender's security interest in the Collateral in accordance with the requirements of this Agreement, the Borrower and GTA shall from time to time at the request of the Lender file or record, or cause to be filed or recorded, such instruments, documents and notices, including assignments, financing statements and continuation statements, as the Lender may reasonably deem necessary or advisable from time to time in order to perfect and continue perfected such security interest. The Borrower and GTA shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, assignments and notices, as the Lender in its discretion may reasonably deem necessary or advisable from time to time in order to perfect and preserve the priority of such security interest as a first lien security interest in the Collateral prior to the rights of all third persons, firms and entities, subject to the Permitted Liens and except as may be otherwise provided in this Agreement. The Borrower and GTA agree that a carbon, photographic or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed instead of the original.

      6. Insurance. Risk of loss of, damage to or destruction of the Equipment, Inventory and Fixtures is on the Borrower and GTA. The Borrower and GTA shall insure the Equipment, Inventory and Fixtures against such risks and casualties and in such amounts and with such insurance companies as is ordinarily carried by corporations or other entities engaged in the same or similar businesses and similarly situated or as otherwise reasonably required by the Lender in its sole discretion. In the event of loss of, damage to or destruction of the Equipment, Inventory or Fixtures during the term of this Agreement, the Borrower shall promptly notify Lender of such loss, damage or destruction. At the reasonable request of the Lender, each of the Borrower's or GTA's policies of insurance shall contain loss payable clauses in favor of the Borrower or GTA and the Lender as their respective interests may appear and shall contain provision for notification of the Lender thirty (30) days prior to the termination of such policy. At the request of the Lender, copies of all such policies, or certificates evidencing the same, shall be deposited with the Lender. If the Borrower or GTA fails to effect and keep in full force and effect such insurance or fails to pay the premiums when due, the Lender may (but shall not be



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

obligated to) do so for the account of the Borrower or GTA and add the cost thereof to the Debt. The Lender is irrevocably appointed attorney-in-fact of the Borrower and GTA to endorse any draft or check which may be payable to the Borrower or GTA in order to collect the proceeds of such insurance. Unless an Event of Default has occurred and is continuing, the Lender will turn over to the Borrower or GTA the proceeds of any such insurance collected by it on the condition that the Borrower or GTA apply such proceeds either (i) to the repair of damaged Equipment, Inventory or Fixtures, or (ii) to the replacement of destroyed Equipment, Inventory or Fixtures with Equipment, Inventory or Fixtures of the same or similar type and function and of at least equivalent value (in the sole judgment of the Lender), provided such replacement Equipment, Fixtures or Inventory is made subject to the security interest created by this Agreement and constitutes a first lien security interest in the Equipment, Inventory and Fixtures subject only to Permitted Liens and other security interests permitted under this Agreement, and is perfected by the filing of financing statements in the appropriate public offices and the taking of such other action as may be necessary or desirable in order to perfect and continue perfected such security interest. Any balance of insurance proceeds remaining in the possession of the Lender after payment in full of the Debt shall be paid over to the Borrower or GTA or its order.

      7. Maintenance and Repair. The Borrower and GTA shall maintain the Equipment, Inventory and Fixtures, and every portion thereof, in good condition, repair and working order, reasonable wear and tear alone excepted, and shall pay and discharge all taxes, levies and other impositions assessed or levied thereon as well as the cost of repairs to or maintenance of the same. If the Borrower or GTA fails to do so, the Lender may (but shall not be obligated to) pay the cost of such repairs or maintenance and such taxes, levies or impositions for the account of the Borrower or GTA and add the amount of such payments to the Debt.

      8. Preservation of Rights Against Third Parties; Preservation of Collateral in Lender's Possession. Until such time as the Lender exercise its right to effect direct collection of the Accounts and the Chattel Paper and to effect the enforcement of the Borrower's or GTA's contract rights, the Borrower and GTA assume full responsibility for taking any and all commercially reasonable steps to preserve rights in respect of the Accounts and the Chattel Paper and their contracts against prior parties. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may come into its possession from time to time if the Lender takes such action for that purpose as the Borrower or GTA shall request in writing, provided that such requested action shall not, in the judgment of the Lender, impair the Lender's security interest in the Collateral or its right in, or the value of, the Collateral, and provided further that the Lender receives such written request in sufficient time to permit the Lender to take the requested action.

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

      9. Events of Default and Remedies.

      (a) If any one or more of the Events of Default shall occur or shall exist, the Lender may upon the expiration of the applicable Cure Period or at any time thereafter, so long as such default shall continue, foreclose the lien or security interest in the Collateral in any way permitted by law, or upon fifteen (15) days prior written notice to the Borrower and GTA, sell any or all Collateral at private sale at any time or place in one or more sales, at such price or prices and upon such terms, either for cash or on credit, as the Lender, in its sole discretion, may elect, or sell any or all Collateral at public auction, either for cash or on credit, as the Lender, in its sole discretion, may elect, and at any such sale, the Lender may bid for and become the purchaser of any or all such Collateral. Pending any such action the Lender may liquidate the Collateral.

      (b) If any one or more of the Events of Default shall occur or shall exist, the Lender may upon the expiration of the applicable Cure Period, or at any time thereafter, so long as such default shall continue, grant extensions to, or adjust claims of, or make compromises or settlements with, debtors, guarantors or any other parties with respect to Collateral or any securities, guarantees or insurance applying thereon, without notice to or the consent of the Borrower or GTA, without affecting the Borrower's or GTA's liability under this Agreement or the Note. Each of the Borrower and GTA waives notice of acceptance, of nonpayment, protest or notice of protest of any Accounts or Chattel Paper or any of its contract rights and any other notices to which the Borrower or GTA may be entitled.

      (c) If any one or more of the Events of Default shall occur or shall exist and be continuing following the expiration of the applicable Cure Period, then in any such event, the Lender shall have such additional rights and remedies in respect of the Collateral or any portion thereof as are provided by the Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including without limitation the right to enter any premises where Equipment, Inventory and/or Fixtures are located and take possession and control thereof without demand or notice and without prior judicial hearing or legal proceedings, which the Borrower and GTA expressly waive.

      (d) The Lender shall apply the Proceeds of any sale or liquidation of the Collateral, and, subject to Section 6, any Proceeds received by the Lender from insurance, first to the payment of the reasonable costs and expenses incurred by the Lender in connection with such sale or collection, including without limitation reasonable attorneys' fees and legal expenses, second to the payment of the Debt, whether on account of principal or interest or otherwise as the Lender, in its sole discretion, may elect, and then to pay the balance, if any, to the Borrower or as otherwise required by law. If such Proceeds are insufficient to pay the amounts required by law, the Borrower shall be liable for any deficiency.

      (e) Upon the occurrence of any Event of Default and such Event of Default's continuance following the expiration of the applicable Cure Period, the Borrower and GTA shall promptly upon written demand by the Lender assemble the Equipment, Inventory and Fixtures and make them available to the Lender at a place or places to be designated by the Lender. The rights of the Lender under this paragraph to have the Equipment, Inventory and Fixtures assembled and made available to it is of the essence of this Agreement and the Lender may, at its election, enforce such right by an action in equity for injunctive relief or specific performance, without the requirement of a bond.

      (f) Notwithstanding anything herein to the contrary, if an Event of Default is cured prior to the end of the Cure Period (including, but not limited to, an Event of Default pursuant to Section 6.1(d) of the Bridge Loan Agreement), the Borrower shall use its best efforts to ensure that the Merger and the Transactions, as such terms are defined in the Bridge Loan Agreement, are consummated.

      10. Defeasance. Notwithstanding anything to the contrary contained in this Agreement upon payment and performance in full of the Debt, this Agreement shall terminate and be of no further force and effect and the Lender shall thereupon terminate its security interest in the Collateral. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns, provided that, without the prior written consent of the Lender, neither the Borrower nor GTA may assign this Agreement or any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement and any such attempted assignment or delegation shall be null and void. This Agreement is not intended and shall not be construed to obligate the Lender to take any action whatsoever with respect to the Collateral or to incur expenses or perform or discharge any obligation, duty or disability of the Borrower or GTA.

      11. Miscellaneous.

      (a) The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall for any reason be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

      (b) No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege under this Agreement and the Note shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender under this Agreement, the Note or any of the other Loan Documents; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Lender under this Agreement, the Note and the other Loan Documents are cumulative and not exclusive of any rights or remedies which they may otherwise have.

      (c) All notices, statements, requests and demands given to or made upon either party in accordance with the provisions of this Agreement shall be deemed to have been given or made when personally delivered or when deposited in the United States or Canadian mail, postage prepaid or with private overnight courier service, charges prepaid, addressed as provided below, with a copy by facsimile:

If to Borrower:

         Gran Tierra Energy Inc.
         Tenth Floor, 10 - 8th Avenue S.W.
         Calgary, Alberta, Canada T2P 1G5
         Attn: Dana Coffield, President and Chief Executive Officer
         Telephone: (403) 537-7454
         Facsimile: (403) 537-7440

with a copy to:

         McGuireWoods LLP
         1345 Avenue of the Americas
         New York, NY 10105
         Attn: Louis W. Zehil , Esq.
         Telephone: (212) 548-2138
         Facsimile: (212) 548-2175

If to Lender:

         Goldstrike Inc.
         1055 West Hastings Street, Suite 1980
         Vancouver, B.C. Canada V6E 2E9
         Attn: Dr. Ken Cai, President
         Telephone: (604) 688-8002
         Facsimile: (604) 688-8030

with a copy to:

         Gottbetter & Partners, LLP
         488 Madison Avenue, 12th Floor
         New York, NY 10022
         Attn: Adam S. Gottbetter, Esq.
         Telephone: (212) 400-6900
         Facsimile: (212) 400-6901

If to GTA

         [to come]
with a copy to:

         McGuireWoods LLP
         1345 Avenue of the Americas
         New York, NY 10105
         Attn: Louis W. Zehil , Esq.
         Telephone: (212) 548-2138
         Facsimile: (212) 548-2175


      (d) The section headings contained in this Agreement are for reference purposes only and shall not control or affect its construction or interpretation in any respect.

      (e) Unless the context otherwise requires, all terms used in this Agreement which are defined by the Code shall have the meanings stated in the Code.

      (f) The Code shall govern the settlement, perfection and the effect of attachment and perfection of the Lender's security interest in the Collateral, and the rights, duties and obligations of the Lender and the Borrower and GTA with respect to the Collateral. This Agreement shall be deemed to be a contract under the laws of the State of New York and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of that State.

      (g) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. All of such counterparts shall be read as though one, and they shall have the same force and effect as though all the signers had signed a single page.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed and delivered this Agreement as of the day and year set forth at the beginning of this Agreement.

                                     BORROWER:

                                     GRAN TIERRA ENERGY INC.


                                     By:
                                        ------------------------------------
                                     Name:
                                     Title


                                     LENDER:

                                     GOLDSTRIKE INC.

                                     By:
                                        ------------------------------------
                                     Name:
                                     Title


                                     GRAN TIERRA ENERGY ARGENTINA S.A.


                                     By:
                                        ------------------------------------
                                     Name:
                                     Title

                                    EXHIBIT A

                Collateral Relating To Argentine Working Interest

All of GTA's rights, title and interest, including Proceeds thereof, in the following:

Fourteen per cent (14%) of the participating interests in the Agreement for the
UTE: "YPF S.A. / Pluspetrol / Norcen, Palmar Largo Union Transitoria de Empresas" entered into by and between Y.P.F. Sociedad Anonima, Pluspetrol Sociedad Anonima, Norcen International Ltd, Compania General de Combustibles Sociedad Anonima and Dong Won Co. Ltd, for the exploration, development and exploitation of the Area "Palmar Largo", Northwest Basin, Salta and Formosa Provinces, approved by Decree No. 2444/92 granted by the National Executive Branch of Argentina, dated December 22nd, 1992, and published on December 24, 1992, in the Official Gazette.